UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2010
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33402 (Commission File Number)	72-1252405 (I.R.S. Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 17, 2011, Geoff Jones informed Trico Marine Services, Inc. (the “Company”) that he will cease to serve as Chief Financial Officer of the Company effective February 11, 2011. Current Vice President of Finance Stephen Morrell will assume the responsibilities and duties of the Principal Financial Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 31, 2011

TRICO MARINE SERVICES, INC.
By:	/s/ Brett A. Cenkus
	Name:	Brett A. Cenkus
	Title:	General Counsel and Secretary